Exhibit 99.1                          DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                           Page 1 of 3
                                                      DECEMBER 31, 2001
                     Water
                     Rated
Rig Name             Depth         Design                                  Location                Status                Operator
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'          Mat Cantilever                            GOM                 Contracted           ChevronTexaco
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake          200'          Mat Cantilever                            GOM                 Contracted           ChevronTexaco
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion       250'          Mat Slot                                  GOM                  Shipyard                  -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'          Independent Leg Cantilever                GOM                 Contracted               Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan        250'          Independent Leg Cantilever                GOM                 Contracted                 BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur           250'          Independent Leg Cantilever                GOM                 Contracted                 BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'          Independent Leg Cantilever             Indonesia              Contracted               Maxus
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage       250'          Independent Leg Cantilever             Indonesia              Contracted               Maxus

-----------------------------------------------------------------------------------------------------------------------------------
Ocean King           300'          Independent Leg Cantilever                GOM                 Contracted             Kerr McGee
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'          Independent Leg Cantilever                GOM                 Contracted            ADTI/Seneca
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit         300'          Independent Leg Cantilever                GOM                 Contracted            DOTS/Seneca
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'          Independent Leg Cantilever                GOM                 Contracted                 BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan          350'          Independent Leg Slot                      GOM                 Contracted              Dominion
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower          350'          Independent Leg Slot                      GOM                 Contracted             Spinnaker
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'          Aker H-3                                 Gabon                Contracted               Shell
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century        800'          Korkut                                    GOM                Cold Stacked                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'        Bethlehem SS-2000                         GOM                 Contracted               Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'        Aker H-3                               North Sea              Contracted                Veba
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'        Korkut                                    GOM                  Stacked                   -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'        Victory Class                          Australia              Contracted              Woodside
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'        Earl & Wright Sedco 711 Series         North Sea              Contracted               Shell
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'        Aker H-3                               North Sea              Contracted              Talisman
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'        Aker H-3                                 Brazil               Contracted               Shell
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'        Korkut                                  Vietnam               Contracted                 BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General        1,640'        Korkut                                 Australia              Contracted                OMV
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'        Victory Class                             GOM                Cold Stacked                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'        Victory Class                             GOM                 Contracted               Walter
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'        F&G SS-2000                               GOM                 Contracted            Amerada Hess
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'        F&G SS-2000                               GOM                 Contracted               Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'        F&G SS-2000                               GOM                 Contracted            Amerada Hess
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'        F&G SS-2000                              Brazil               Contracted             Enterprise
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'        Victory Class                             GOM                 Contracted              Westport
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'        DP DYVI Super Yatzy                      Brazil               Contracted             Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'        F&G 9500 Enhanced Pacesetter              GOM                 Contracted               Shell
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'        Victory Class                             GOM                 Contracted             Kerr McGee
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'        Aker H-3                                 Brazil               Contracted             Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'        Alliance Class                           Brazil               Contracted             Petrobras

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'        Victory Class                             GOM                 Contracted             Kerr McGee

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'        Victory Class                             GOM                 Contracted                 BP
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Ocean America        5,500'        Ocean Odyssey                             GOM                 Contracted              Anadarko
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Ocean Valiant        5,500'        Ocean Odyssey                             GOM                 Contracted            Amerada Hess
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Ocean Baroness       6,500'        Victory Class                          Singapore           Shipyard Upgrade              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover          6,500'        Victory Class                     Enroute to Singapore     Shipyard Upgrade              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'        DP Aker H-3.2 Modified                    GOM                 Contracted                 BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'        DP Fluor/Mitsubishi                      Brazil               Contracted             Petrobras
-----------------------------------------------------------------------------------------------------------------------------------

Table continued...

Exhibit 99.1                          DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                           Page 2 of 3
                                                      DECEMBER 31, 2001
                                                                                                                      Dayrate
Rig Name              Current Term                               Start Date                  Estimated End Date       (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          one well plus options                    early December 2001         mid January 2002         lower 20's
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Ocean Drake           60-day extension plus option               mid December 2001           late January 2002        lower 20's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                -                                  early August 2001           early January 2002          -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia        one workover plus option                   late December 2001          early February 2002      lower 20's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan         120-day extension plus option              early December 2001         late March 2002          upper 40's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur            120-day extension plus option              early October 2001          early February 2002      lower 40's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       two-year term                              mid September 2000          mid October 2002         lower 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage        one-year term                              late January 2001           late January 2002        mid 30's

------------------------------------------------------------------------------------------------------------------------------------
Ocean King            one well                                   late December 2001          mid March 2002           mid 20's
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Ocean Nugget          one well                                   early December 2001         early January 2002       upper teens
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Ocean Summit          one well                                   mid December 2001           mid January 2002         upper teens
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Ocean Warwick         90 day extension plus option               early October 2001          early January 2002       upper 40's
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Ocean Titan           one-well plus option                       late September 2001         early January 2002       lower 50's
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Ocean Tower           drill and complete one-well plus option    late October 2001           early January 2002       lower 20's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator       one well                                   mid December 2001           mid January 2002         upper 50's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Century                 -                                         -                             -                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       one well plus options for 2 completions   early January 2002          mid February 2002        mid 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad           two wells                                  late November 2001          early March 2002         lower 70's
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                 -                                         -                             -                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty          one well                                   early January 2002          late January 2002        mid 90's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        nine months plus option                    mid May 2001                mid February 2002        lower 70's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess        three-month term                           early December 2001         late March 2002          upper 70's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     two wells plus 2 options                   early January 2002          early June 2002          upper 50's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch           five wells plus options                    early December 2001         early June 2002          lower 60's
------------------------------------------------------------------------------------------------------------------------------------
Ocean General         four wells plus one abandonment            early October 2001          mid January 2002         mid 90's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector              -                                         -                             -                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor        one well                                   mid December 2001           late January 2002        lower 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord         one well                                   early December 2001         early January 2002       mid 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington       nine month term plus option                early June 2001             early March 2002         upper 40's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        subsea completion                          late December 2001          early February 2002      lower 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        15-well development                        mid September 2001          late August 2003         lower 60's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager         one well plus option                       early November 2001         early January 2002       lower 30's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           five-year term plus option                 early November 1998         early November 2003      120's
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Ocean Worker          four-year term plus option                 mid January 1998            mid January 2002         120's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest           one well                                   early November 2001         early January 2002       lower 80's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner          18-month extension                         early July 2001             early November 2002      lower 80's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance        two-year contract                          early September 2000        early September 2002     110's

------------------------------------------------------------------------------------------------------------------------------------
Ocean Star            two wells plus option                      late October 2001           early January 2002       120's

------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory         three months plus option                   late October 2001           mid January 2002         120's
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Ocean America         one well assignment from BP                early April 2001            early January 2002       110's
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Ocean Valiant         810 day term                               late April 2001             early January 2002       120's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                -                                         -                    early March 2002          -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                   -                                         -                    Second Quarter 2003       -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence      five-year term                             early January 2001          early January 2006       170's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper         three-year term                            mid January 2000            early January 2003       lower 90's
------------------------------------------------------------------------------------------------------------------------------------

Table continued...

Exhibit 99.1                          DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                           Page 3 of 3
                                                      DECEMBER 31, 2001

Rig Name                 Future Contract and Other Information
-------------------------------------------------------------------------------------------------------------------
Ocean Crusader           available
-------------------------------------------------------------------------------------------------------------------
Ocean Drake              available
-------------------------------------------------------------------------------------------------------------------
Ocean Champion           shipyard for inspection and repair then available
-------------------------------------------------------------------------------------------------------------------
Ocean Columbia           available
-------------------------------------------------------------------------------------------------------------------
Ocean Spartan            available
-------------------------------------------------------------------------------------------------------------------
Ocean Spur               available
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Ocean Sovereign          available
-------------------------------------------------------------------------------------------------------------------
Ocean Heritage           one well and one workover plus option with Nexen in Australia in lower 80's ending in late
                         March 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean King               shipyard for scheduled survey then available.
-------------------------------------------------------------------------------------------------------------------
Ocean Nugget             one workover with Seneca Resource in upper teens ending mid January 2002
-------------------------------------------------------------------------------------------------------------------
Ocean Summit             available
-------------------------------------------------------------------------------------------------------------------
Ocean Warwick            available
-------------------------------------------------------------------------------------------------------------------
Ocean Titan              available
-------------------------------------------------------------------------------------------------------------------
Ocean Tower              available
-------------------------------------------------------------------------------------------------------------------
Ocean Liberator          available
-------------------------------------------------------------------------------------------------------------------
Ocean Century                  -
-------------------------------------------------------------------------------------------------------------------
Ocean Ambassador        available
-------------------------------------------------------------------------------------------------------------------
Ocean Nomad              available
-------------------------------------------------------------------------------------------------------------------
Ocean New Era            available
-------------------------------------------------------------------------------------------------------------------
Ocean Bounty             available
-------------------------------------------------------------------------------------------------------------------
Ocean Guardian           five-well extension with Shell in lower 90's ending mid October 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean Princess           available
-------------------------------------------------------------------------------------------------------------------
Ocean Whittington        available
-------------------------------------------------------------------------------------------------------------------
Ocean Epoch              Rate change after 3/1/02 to lower 70's ending early June 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean General            two wells plus two options with Anadarko in upper 90's ending mid February 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean Prospector               -
-------------------------------------------------------------------------------------------------------------------
Ocean Endeavor           available
-------------------------------------------------------------------------------------------------------------------
Ocean Concord            available
-------------------------------------------------------------------------------------------------------------------
Ocean Lexington          available
-------------------------------------------------------------------------------------------------------------------
Ocean Saratoga           available
-------------------------------------------------------------------------------------------------------------------
Ocean Yorktown           available
-------------------------------------------------------------------------------------------------------------------
Ocean Voyager            available
-------------------------------------------------------------------------------------------------------------------
Ocean Yatzy              available
-------------------------------------------------------------------------------------------------------------------
Ocean Worker             available
-------------------------------------------------------------------------------------------------------------------
Ocean Quest              eight month contract plus options with Kerr McGee in lower 80's ending late July 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean Winner             available
-------------------------------------------------------------------------------------------------------------------
Ocean Alliance           downtime for repairs from early September 2001 through early November 2001.  Loss of hire insurance includes 30-day deductible.
-------------------------------------------------------------------------------------------------------------------
Ocean Star               one well completion plus 2 well option with Kerr McGee in 110's ending late January 2002 followed by a 30-day scheduled survey ending late February 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean Victory            two month extension with BP in 110's ending mid March 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean America            available
-------------------------------------------------------------------------------------------------------------------
Ocean Valiant            available
-------------------------------------------------------------------------------------------------------------------
Ocean Baroness           LOI for two wells plus options with Murphy in 170's ending mid August 2002.
-------------------------------------------------------------------------------------------------------------------
Ocean Rover              available
-------------------------------------------------------------------------------------------------------------------
Ocean Confidence         available
-------------------------------------------------------------------------------------------------------------------
Ocean Clipper            available
-------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico